Exhibit 1

                             JOINT FILING AGREEMENT

           In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of this Amendment No. 1 to the Statement on Schedule 13D (including amendments thereto) with respect to the Common Stock, par value $0.0001 per share, of SCPIE Holdings Inc. and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filing. In evidence thereof, the undersigned hereby execute this Agreement this 19th day of November, 2004.


Dated: November 19, 2004

                                   SC FUNDAMENTAL VALUE FUND, L.P.

                                   By: SC Fundamental LLC, as
                                       General Partner

                                   By: /s/  Neil H. Koffler
                                       --------------------------------------
                                       Neil H. Koffler, Member


                                   SC FUNDAMENTAL LLC

                                   By: /s/  Neil H. Koffler
                                       --------------------------------------
                                       Neil H. Koffler, Member


                                   SC FUNDAMENTAL VALUE BVI, LTD.

                                   By: SC Fundamental Value BVI, Inc.,
                                       as managing general partner of
                                       investment manager

                                   By: /s/  Neil H. Koffler
                                       --------------------------------------
                                       Neil H. Koffler, Vice President


                                   SC-BVI PARTNERS

                                   By: SC Fundamental Value BVI, Inc.,
                                       as managing general partner

                                   By: /s/  Neil H. Koffler
                                       --------------------------------------
                                       Neil H. Koffler, Vice President


                                   PMC-BVI, INC.

                                   By: /s/  Neil H. Koffler
                                       --------------------------------------
                                       Neil H. Koffler as Attorney-in-Fact
                                       for Peter M. Collery, President (1)




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                                   SC FUNDAMENTAL VALUE BVI, INC.

                                   By: /s/  Neil H. Koffler
                                       --------------------------------------
                                       Neil H. Koffler, Vice President


                                   /s/  Neil H. Koffler
                                   ------------------------------------------
                                   Neil H. Koffler as Attorney-in-Fact
                                   for Peter M. Collery (1)


                                   /s/  Neil H. Koffler
                                   ------------------------------------------
                                   Neil H. Koffler


                                   /s/  John T. Bird
                                   ------------------------------------------
                                   John T. Bird





  (1) Executed by Neil H. Koffler as Attorney-in-Fact for Peter M. Collery. The Power of Attorney for Mr. Collery is attached as Exhibit 2 to the Statement on Schedule 13G with respect to the Class A Common Stock of Winmill & Co. Incorporated, filed on November 26, 2003, and is hereby incorporated by reference.